UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 3, 2016

The Manitowoc Company, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-11978	39-0448110
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2400 S. 44th Street, Manitowoc, Wisconsin 54221-0066
(Address of principal executive offices including zip code)

(920) 684-4410
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 3, 2016, The Manitowoc Company, Inc. (the “Company”) held its 2016 Annual Meeting of Shareholders (the “2016 Annual Meeting”). At the 2016 Annual Meeting, the Company’s shareholders voted on: (i) the election of eight directors; (ii) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016; (iii) an advisory proposal to approve the compensation of the Company’s named executive officers, as disclosed in the Company’s Definitive Proxy Statement, dated March 18, 2016, as revised, for the 2016 Annual Meeting (the “2016 Proxy Statement”); and (iv) a shareholder proposal regarding shareholder rights plans (“poison pills”).

The nominees named below were elected as directors at the 2016 Annual Meeting to each serve a one-year term expiring at the Company’s Annual Meeting of Shareholders to be held in 2017, or until their respective successors are duly elected and qualified, by the indicated votes cast:

Name of Nominee	For	Withheld	Broker Nonvotes
José Maria Alapont	104,927,244	2,399,282	19,488,066
Robert G. Bohn	101,633,812	5,692,714	19,488,066
Anne M. Cooney	105,133,133	2,193,393	19,488,066
Kenneth W. Krueger	101,309,907	6,016,619	19,488,066
Jesse A. Lynn	104,394,516	2,932,010	19,488,066
C. David Myers	105,134,481	2,192,045	19,488,066
Barry L. Pennypacker	104,979,637	2,346,889	19,488,066
John C. Pfeifer	105,271,303	2,055,223	19,488,066

The Company is in the process of phasing out the classification of its Board of Directors. The term of Donald M. Condon, Jr., who was not up for election at the 2016 Annual Meeting, expires at the 2017 Annual Meeting of Shareholders.

The appointment of PricewaterhouseCoopers LLP as the Company’s registered independent public accounting firm for the fiscal year ending December 31, 2016, was ratified by the indicated votes cast:

For	Against	Abstentions	Broker Nonvotes
124,379,532	891,210	1,543,850	0

The advisory proposal seeking approval of the compensation of the Company’s named executive officers, as disclosed in the 2016 Proxy Statement, was approved by the indicated votes cast:

For	Against	Abstentions	Broker Nonvotes
97,537,643	8,008,446	1,780,429	19,488,074

The shareholder proposal regarding shareholder rights plans (“poison pills”) was approved by the indicated votes cast:

For	Against	Abstentions	Broker Nonvotes
73,324,667	31,947,654	2,054,196	19,488,075

Further information concerning the matters voted upon at the 2016 Annual Meeting is contained in the 2016 Proxy Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE MANITOWOC COMPANY, INC.
(Registrant)

DATE: May 9, 2016	/s/ Louis F. Raymond
Louis F. Raymond
Vice President, General Counsel and Secretary